UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current report

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

TriCo Bancshares

(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive, Chico, California		95973
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

John S. Fleshood was appointed as Executive Vice President and Chief Operating Officer of both TriCo Bancshares (“TriCo”) and Tri Counties Bank (the “Bank”), effective December 1, 2016. Mr. Fleshood replaces Carol Ward, whose November 30, 2016 resignation was disclosed in TriCo’s Current Report on Form 8-K filed on August 16, 2016. A copy of the press release announcing the appointment is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Prior to joining TriCo, Mr. Fleshood served as Executive Vice President — Risk Management of Wintrust Financial Corporation, a financial services holding company based in Rosemont, Illinois, where he managed the company’s enterprise risk management process, including audit, business continuity and information security functions, since 2010. From January 2006 to December 2009, Mr. Fleshood served as a Regional Market Head overseeing St. Charles Bank, a subsidiary of Wintrust Financial Corporation. Previously, Mr. Fleshood served as Senior Vice President and Chief Financial Officer of the Chicago affiliate of Fifth Third Bank, an Ohio banking corporation, from July 2001 to August 2005.

Mr. Fleshood’s compensation arrangements with TriCo provide for: (a) a base salary of $400,000 per year; (b) a signing bonus of $123,000; (c) a target bonus opportunity equal to 40% of his base salary, (d) the award of 9,822 restricted stock units under TriCo’s 2009 Equity Incentive Plan, which award will vest in equal annual increments over a four-year period; (e) eligibility to participate in TriCo’s Restricted Stock Unit Program at the target rate of 40% of his base salary, pursuant to which he may receive additional grants of restricted stock units, including performance-based stock units; (f) reimbursement of up to $50,000 in moving expenses including reimbursement of temporary housing expenses for up to 90 days following his start date; (g) an automobile allowance of $500 per month; (h) a change in control agreement in a form consistent with that of other executives of the Bank; and (i) a severance payment equal to one year’s base salary if he is terminated without cause during the first 12 months of his employment, provided he signs a severance and release agreement and allows it to become effective. Mr. Fleshood will be eligible to participate in TriCo’s Executive Deferred Compensation Plan, 401(k) plan, Employee Stock Ownership Plan and medical, dental and vision plans. The foregoing description of Mr. Fleshood’s compensation arrangement is qualified in its entirety by reference to Mr. Fleshood’s employee offer letter, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference. The form of Restricted Stock Unit Award Agreement evidencing the grant of the Restricted Stock Unit to Mr. Fleshood is filed as Exhibit 10.2 to this report.

As contemplated by his offer letter, Mr. Fleshood, TriCo and the Bank will enter into a Change of Control Agreement effective as December 1, 2016 providing that if a change of control, as defined in the agreement, occurs and within the following year Mr. Fleshood’s employment is terminated other than for cause or Mr. Fleshood terminates his employment after a substantial and material negative change in his title, compensation or responsibilities, then he is entitled to receive a severance payment equal to twice the combined amount of his annual salary then in effect plus the annual bonus compensation he received during the previous year, less the amount of any severance that he is entitled to receive under his offer letter as described above, provided that the payment shall not be more than 299% of his compensation as defined by section 280G of the Internal Revenue Code. The Change of Control Agreement has a one-year term but automatically renews for successive one-year terms each year unless terminated by either party 90 days prior to the end of the term. In exchange for receiving the benefits under the Change in Control Agreement, Mr. Fleshood agreed to devote his full and exclusive time and attention to TriCo’s and the Bank’s business and to keep confidential all of TriCo’s and the Bank’s trade secrets. The foregoing description of Mr. Fleshood’s Change in Control Agreement is qualified in its entirety by reference to the complete text of the form of the agreement filed as Exhibit 10.3 to this report and is incorporated by reference herein.

In connection with his appointment, Mr. Fleshood will enter into an indemnification agreement with each of TriCo and the Bank. The indemnification agreements will be in forms identical to those that TriCo and the Bank have entered into with certain other officers and directors and will require TriCo and the Bank to indemnify Mr. Fleshood against liabilities that may arise by reason of his status with or service to TriCo or the Bank. The agreements will also require TriCo and the Bank to advance all expenses incurred by Mr. Fleshood in investigating or defending any such action, suit or proceeding. The preceding is a summary of the material provisions of the indemnification agreements and is qualified in its entirety by reference to the complete text of the forms of indemnification agreements filed as Exhibit 10.4 and Exhibit 10.5 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Offer Letter for John S. Fleshood

10.2	Form of Restricted Stock Unit Agreement and Grant Notice for Non-Employee Executives pursuant to TriCo’s 2009 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K filed November 14, 2014)

10.3	Form of Change in Control Agreement

10.4	Form of Indemnification Agreement with TriCo Bancshares (incorporated by reference to Exhibit 10.1 of the registrant’s Form 8-K filed with the SEC on September 10, 2013)

10.5	Form of Indemnification Agreement with Tri Counties Bank (incorporated by reference to Exhibit 10.2 of the registrant’s Form 8-K filed with the SEC on September 10, 2013)

99.1	Press Release Announcing Chief Operating Officer’s Appointment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: November 30, 2016	/s/ Richard P. Smith
Richard P. Smith, President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description of Exhibit

10.1	Offer Letter for John S. Fleshood

10.2	Form of Restricted Stock Unit Agreement and Grant Notice for Non-Employee Executives pursuant to TriCo’s 2009 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K filed November 14, 2014)

10.3	Form of Change in Control Agreement

10.4	Form of Indemnification Agreement with TriCo Bancshares (incorporated by reference to Exhibit 10.1 of the registrant’s Form 8-K filed with the SEC on September 10, 2013)

10.5	Form of Indemnification Agreement with Tri Counties Bank (incorporated by reference to Exhibit 10.2 of the registrant’s Form 8-K filed with the SEC on September 10, 2013)

99.1	Press Release Announcing Chief Operating Officer’s Appointment